SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR THE LISTED FUNDS

DWS Capital Growth Fund DWS Core Equity Fund DWS CROCI® U.S. Fund	DWS GNMA Fund DWS High Income Fund DWS Small Cap Growth Fund

At a meeting held on November 30 - December 1, 2023, and upon the recommendation of DWS Investment Management Americas, Inc., the funds’ investment advisor (“Advisor”), the Boards of Trustees or Directors of each of the above-listed funds (each, the "Fund” and, together, the “Funds”) approved the liquidation and termination of certain share classes (the “Liquidating Share Classes”) of the Funds, as set forth in the chart below. Each Liquidating Share Class will be liquidated on or about March 25, 2024 (the “Liquidation Date”). Effective on the Liquidation Date, all references to the Liquidating Share Classes in each respective Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted. The operational costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Advisor.

Fund	Class R	Class R6
DWS Capital Growth Fund	X	-
DWS Core Equity Fund	X	-
DWS CROCI® U.S. Fund	X	X
DWS GNMA Fund	X	-
DWS High Income Fund	X	-
DWS Small Cap Growth Fund	X	-

In advance of the liquidation, the Liquidating Share Classes were closed to new investors effective at the close of business on December 15, 2023. After that date, existing shareholders of the Liquidating Share Classes may continue to purchase shares of the Liquidating Share Classes and retirement plans that currently offer an affected Fund as an investment option may continue to offer the Liquidating Share Classes to their participants until the Liquidation Date.

Prior to the Liquidation Date, shareholders of a Liquidating Share Class may redeem their shares at any time as described in the applicable Fund’s prospectus (a contingent deferred sales charge (“CDSC”) will generally apply to redemptions of Class C shares held for one year or less). Certain shareholders of a Liquidating Share Class may also be eligible to exchange their shares for shares of the same class of another DWS fund (please see a Fund’s prospectus for details). Shareholders who continue to hold shares of a Liquidating Share Class on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any applicable CDSC.

The redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders holding shares of a Liquidating Share Class in a taxable account, meaning that if the amount you receive upon redemption of the Liquidating Share Class is greater than your tax basis in the Liquidating Share Class shares, you will realize a capital gain (or, if the amount you receive is less than your tax basis, a capital loss). Please consult your personal tax advisor about the potential tax consequences.

For shareholders that hold Liquidating Share Class shares in a tax-advantaged account (e.g., an individual retirement account, 403(b), 401(k) or other defined contribution or defined benefit plan), the redemption or exchange of shares generally will not result in a taxable event, but it is important that you consult your plan provider and/or your personal tax advisor if you have any questions.

Shareholders that hold Liquidating Share Class shares through a financial intermediary should contact their financial intermediary if they have questions.

Please Retain This Supplement for Future Reference.

February 1, 2024
PRO_SAISTKR24-03